United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 15, 2019

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
Common stock	FRAF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On August 15, 2019, F&M Trust (the “Bank”), a wholly-owned subsidiary of Franklin Financial Services Corporation, issued a press release announcing its intention to sell the Bank’s headquarters located at 20 South Main Street, Chambersburg and relocate to a 67,000 square foot building located at 1500 Nitterhouse Drive, Chambersburg. The relocation into a new facility allows the Bank to consolidate approximately 145 employees into one location, which is next to Interstate 81, a major transportation artery within the Bank’s footprint in Southcentral Pennsylvania, and provides capacity and infrastructure to support the Bank’s growth for many years. Currently, it is expected that the anticipated 1031 exchange transaction will be at a net cost of approximately $3.5 million to the Bank with renovations expected to cost an additional $5.5 million. A copy of the press release announcing the proposed transaction is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K provided under Item 8.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, no shall it be deemed incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.     The following exhibits are filed herewith:

Number                              Description

   99.1                         News Release, dated August 15, 2019 of Franklin Financial Services Corporation

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

Timothy G. Henry

President and Chief Executive Officer

Dated: August 15, 2019

EXHIBIT INDEX

Exhibit Number Description

99.1News release, dated August 15, 2019 of Franklin Financial Services Corporation